BT INVESTMENT FUNDS
Small Cap Fund

SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 1999

THE FOLLOWING SUPPLEMENTS THE SECTION "MANAGEMENT OF THE FUND" IN THE FUND'S
PROSPECTUS:

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

THE FOLLOWING REPLACES THE SECTION "MANAGEMENT OF THE FUND: PORTFOLIO MANAGER" IN THE FUND'S PROSPECTUS:

Portfolio Manager. Timothy Woods, Principal of Bankers Trust, is the sole portfolio manager of the master portfolio.
o   Joined Bankers Trust in 1992 and the master portfolio in 1994.
o   14 years of investment and financial experience.
o Bachelors degree from Florida A&M University, MBA from The Wharton School, University of Pennsylvania, Chartered Financial Analyst.

                                                                  MARCH 29, 1999
               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


CUSIP
055922769


SUPP498